THE SELECT SECTOR SPDR® TRUST

The Consumer Staples Select Sector SPDR Fund

(the “Fund”)

Supplement dated May 21, 2024 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”), each dated January 31, 2024, as may be supplemented from time to time.

Effective immediately, Dwayne Hancock is replaced as a portfolio manager of the Fund by Emiliano Rabinovich. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	All references to Dwayne Hancock as a portfolio manager of the Fund are deleted.

2)	The “Portfolio Managers” section for the Fund on page 23 of the Prospectus and page 4 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Karl Schneider and Emiliano Rabinovich.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Head of Traditional Beta Strategies for the Global Equity Beta Solutions Group in the Americas. He joined the Adviser in 1997.

Emiliano Rabinovich, CFA, is a Managing Director of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2006.

3)

The “Portfolio Managers” table on page 108 of the Prospectus and the “Portfolio Managers” table beginning on page 32 of the SAI are revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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